EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MJ Pharmaceuticals, Inc. (the "Company") on Form 10-Q, for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Liebo, Chief Executive Officer, President and Secretary of MJ Pharmaceuticals, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2016	By:	/s/ James Liebo
James Liebo
Chief Executive Officer, President and Secretary

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MJ Pharmaceuticals, Inc. (the "Company") on Form 10-Q, for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Lebo, Chief Financial Officer of MJ Pharmaceuticals, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2016	By:	/s/ Steven Lebo
Steven Lebo
Chief Financial Officer